Exhibit 10

(Certain confidential portions of this Exhibit have been omitted, as indicated by a { * } in the text, and filed with the Commission.)

Amendment #10 to Services

Agreement

Morgan Stanley (f/k/a Morgan Stanley Dean Witter & Co.), a corporation having a place of business at 2500 Lake Cook Road, Riverwoods, Illinois (“MS”), and International Business Machines Corporation (“IBM”), through its IBM Global Services division, having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions, effective January 1, 2003 (the “Amendment’), amend and/or supplement the Services Agreement, dated July 1, 1999, between MSDW and IBM as previously amended (the “Agreement”). This Amendment amends and/or supplements only the provision(s) of the Agreement expressly identified below. Unless expressly amended and/or supplemented herein, all terms defined in the Agreement shall have the same meaning in this Amendment. All terms and conditions of the Agreement not otherwise expressly amended and/or supplemented herein remain unchanged and in full force and effect.

1.0 Amendment to Schedule C, Section 4.2 (Annual Service Charge and Monthly Service Charge)

Table C-2 is hereby modified such that the Annual Services Charge for calendar year 2003 is replaced with { * }. Additionally, Section 4.2(a)(ii) is replaced for the calendar year 2003 with the following 2003 Monthly Service Charge table:

2003 Monthly Service Charge Table

Month	Monthly Service Charge
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
Total:	{ * }

2.0 Special Services Credits

IBM shall provide Morgan Stanley with the ability to earn service credits up to a maximum amount in the aggregate of { * } (the “Special Credits”) to be allocated for new IGS services

Amendment #10 to Services

Agreement

provided during { * }, provided such new IGS services are agreed upon by the Parties as described herein (the “Eligible New Services”). { * }, shall not be eligible for the Special Credits, but may be eligible { * }. All Eligible New Services shall be agreed upon by the Parties via a directional committee that will be established following the execution of this Amendment. Each party shall have equal representation on this directional committee. { * }.

Special Credits must be earned and based upon directional committee approval shall be provided for Eligible New Services provided by IBM during { * } as follows:

{ * }	Maximum Special Credits
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }
{ * }	{ * }

{ * }. The Special Credits shall be reflected as an offset to charges in any New Services Amendment for Eligible New Services. Once agreed to, the Special Credits shall be provided on the next monthly invoice for the Agreement and will correspond with invoicing of charges for the Eligible New Services. Nothing in this Section shall limit the directional committee’s ability to reallocate the credits during { * }.

3.0 Amendment to Section 12.7 { * }

4.0 General

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

Accepted by:		Accepted by:

International Business Machines Corporation		Morgan Stanley

By:	/S/ M.R. STEINHARTER	By:	/S/ DANIEL P. PETROZZO
	Authorized Signature		Authorized Signature

M. R. Steinharter 2-24-03		Daniel P. Petrozzo 2-21-03
Name (Type or Print) Date		Name (Type or Print) Date